EXECUTION VERSION

AMENDMENT NO. 5 TO THE CREDIT AGREEMENT
THIS AMENDMENT NO. 5 TO THE CREDIT AGREEMENT, dated as of February 23, 2018 (this “Amendment”), is entered into by and among SUNRUN INC., a Delaware corporation (“Sunrun”), AEE SOLAR, INC., a California corporation (“AEE Solar”), SUNRUN SOUTH LLC, a Delaware limited liability company (“Sunrun South”), and SUNRUN INSTALLATION SERVICES INC., a Delaware corporation (“Sunrun Installation Services” and, together with Sunrun, AEE Solar and Sunrun South, each, a “Borrower” and, collectively, the “Borrowers”), CLEAN ENERGY EXPERTS, LLC, a California limited liability company (“CEE” and, together with the Borrowers, each, a “Loan Party” and, collectively, the “Loan Parties”), and each of the Persons identified as a “Lender” on the signature pages hereto (each, a “Lender”) and acknowledged by CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as the Administrative Agent (the “Administrative Agent”), and SILICON VALLEY BANK, as the Collateral Agent (the “Collateral Agent”) and as the L/C Issuer (the “L/C Issuer”).
RECITALS
WHEREAS, the Borrowers entered into the Credit Agreement, dated as of April 1, 2015 (as amended from time to time, the “Credit Agreement”), by and among the Borrowers, CEE, as a Guarantor, the Administrative Agent, the Lenders party thereto, Silicon Valley Bank, as the Collateral Agent, and Credit Suisse Securities (USA) LLC, as the Lead Arranger and Book Runner;
WHEREAS, pursuant to Section 11.01 of the Credit Agreement, no amendment to the Credit Agreement is effective unless executed by the Borrowers or the applicable Loan Party, as the case may be, and at least two (2) Lenders having Total Credit Exposures representing more than 50% of the Total Credit Exposures of all Lenders and acknowledged by the Administrative Agent;
WHEREAS, pursuant to Section 11.01 of the Credit Agreement, certain of the amendments in this Amendment require the written consent of each Lender;
WHEREAS, this Amendment is not otherwise prohibited by Section 11.01 of the Credit Agreement;
WHEREAS, the Lenders party to this Amendment (the “Unanimous Lenders”) have Total Credit Exposures representing 100% of the Total Credit Exposures of all Lenders under the Credit Agreement;

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WHEREAS, the Borrowers and the Unanimous Lenders desire to amend the Credit Agreement on the terms set forth herein; and
WHEREAS, each of the Administrative Agent, the Collateral Agent and the L/C Issuer by execution of this Amendment is providing its acknowledgement required under Section 11.01 of the Credit Agreement;
NOW, THEREFORE, in consideration of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:
ARTICLE 1
DEFINITIONS
1.01    Definitions. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Credit Agreement.
1.02    Rules of Interpretation. The rules of interpretation set forth in Section 1.02 of the Credit Agreement shall apply to this Amendment. Solely for purposes of convenience, an amendment to an existing provision of the Credit Agreement is shown in this Amendment with the text that is deleted from the provision (indicated textually in the same manner as the following example: ~~deleted text~~) and the text that is added to the provision (indicated textually in the same manner as the following example: double-underlined text).
ARTICLE 2
AMENDMENTS
2.01    Amendments to Definitions.
(a)     The “Interest Coverage Ratio” definition set forth in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and replaced with the following text:
“Interest Coverage Ratio” means, as of any date of determination, with respect to the Borrowers, the ratio of (a) to (b), where:
(a) is the sum of, for the prior trailing twelve month period then ended (i) Operating income (measured in accordance with GAAP) plus depreciation and amortization included in COGS, plus (ii) [***] of general and administrative costs (G&A, as measured in accordance with GAAP), plus (iii) [***] of sales and marketing costs (S&M as measured in

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accordance with GAAP), plus (iv) [***] of research and development costs (R&D as measured in accordance with GAAP); and
(b) is, for the prior trailing twelve month period then ended, the aggregate cash Interest Charges of the Borrowers and their Subsidiaries, other than Excluded Subsidiaries (which Interest Charges shall not be determined on a consolidated basis).
(b)     The “Maturity Date” definition set forth in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and replaced with the following text:
“Maturity Date” means the date that is ~~three (3)~~five (5) years after the Closing Date; provided, however, if such date is not a Business Day, the Maturity Date shall be the next ~~proceeding~~succeeding Business Day.
(c)     Section 1.01 of the Credit Agreement is hereby amended by adding the following new definition thereto:
“Quarter-End Liquidity” means, with respect to each fiscal quarter, the sum of the Borrowers’ cash and Cash Equivalents (determined as of the last day of the applicable fiscal quarter based on the balances thereof on such date) held in deposit accounts and securities accounts maintained at a bank reasonably acceptable to the Administrative Agent, in which the Collateral Agent has obtained a perfected first priority Lien subject to no other Liens.
2.02    Amendment to Section 7.11. Section 7.11 of the Credit Agreement is hereby deleted in its entirety and replaced with the following text:
Section 7.11    Financial Covenants.
(a)    Unencumbered Liquidity. Permit the Unencumbered Liquidity of the Borrowers to be less than $25,000,000, measured monthly as of the last day of each month; provided, that an Event of Default shall not be deemed to have occurred solely as a result of Borrower’s failure to maintain an Unencumbered Liquidity of at least $25,000,000 as of any month end unless its Unencumbered Liquidity is less than such amount on two (2) consecutive measurement dates; further provided, that Unencumbered Liquidity shall not be less than $20,000,000 as of the last day of any month; ~~and~~

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(b)    Minimum Interest Coverage Ratio. (i) For each fiscal quarter ending prior to March 31, 2018, ~~P~~permit an Interest Coverage Ratio below 2.0:1.0 and, (ii) for each fiscal quarter ending on or after March 31, 2018, permit an Interest Coverage Ratio below 3.0:1.0, in each case, measured quarterly as of the last day of each such fiscal quarter; and
(c)    Quarter-End Liquidity. For each fiscal quarter ending on or after March 31, 2018, permit the Quarter-End Liquidity of the Borrowers with respect to such fiscal quarter to be less than $30,000,000, measured as of the last day of such fiscal quarter.
2.03    Amendment to Schedules and Exhibits.
(a)     Schedule 1.01(b) of the Credit Agreement (Commitments and Unadjusted Applicable Percentages) is hereby deleted in its entirety and replaced with the new Schedule 1.01(b) attached hereto as Annex I.
(b)     Exhibit C of the Credit Agreement (Form of Compliance Certificate) is hereby deleted in its entirety and replaced with the new Exhibit C attached hereto as Annex II.
(c)     Exhibit E of the Credit Agreement (Form of Loan Notice) is hereby deleted in its entirety and replaced with the new Exhibit E attached hereto as Annex III.
(d)     Exhibit F of the Credit Agreement (Form of Permitted Acquisition Certificate) is hereby deleted in its entirety and replaced with the new Exhibit F attached hereto as Annex IV.
(e)     Exhibit P of the Credit Agreement (Form of Borrowing Base Certificate) is hereby deleted in its entirety and replaced with the new Exhibit P attached hereto as Annex V.
(f)     Exhibit S of the Credit Agreement (Form of Financial Covenants Certificate) is hereby deleted in its entirety and replaced with the new Exhibit S attached hereto as Annex VI.
(g)     Exhibit T of the Credit Agreement (Form of Letter of Credit Notice) is hereby deleted in its entirety and replaced with the new Exhibit T attached hereto as Annex VII.

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ARTICLE 3
COVENANTS
3.01    Amendment to Schedule 5.21(g)(ii). The Borrowers shall amend Schedule 5.21(g)(ii) of the Credit Agreement to reflect the Borrowers’ most recent update of all locations where any personal property Collateral is located at any premises owned or leased by a Loan Party with a Collateral value in excess of $1,000,000 and deliver to the Administrative Agent such amended Schedule 5.21(g)(ii) within forty-five (45) days of the Amendment Effective Date and, to the extent that a Collateral Access Agreement has not been put in place in connection with any such location disclosed on such amended Schedule 5.21(g)(ii), shall deliver to the Collateral Agent a fully executed Collateral Access Agreement within ninety (90) days of delivery of such amended Schedule 5.21(g)(ii).
ARTICLE 4
REPRESENTATIONS AND WARRANTIES
Each Loan Party represents and warrants to each of the Lenders and the Administrative Agent, on the date hereof, that the following statements are true and correct:
4.01    Existence. Such Loan Party is duly organized or formed, validly existing and, as applicable, in good standing under the Laws of the jurisdiction of its incorporation or organization.
4.02    Power and Authority. Such Loan Party has the requisite power and authority to execute and deliver this Amendment.
4.03    Due Authorization. The execution, delivery and performance of this Amendment have been duly authorized by all necessary corporate or limited liability company action on the part of such Loan Party. The applicable resolutions of such Loan Party authorize the execution, delivery and performance of this Amendment by such Loan Party and are in full force and effect without modification or amendment.
4.04    Binding Obligation. This Amendment has been duly executed and delivered by such Loan Party, and this Amendment and the Credit Agreement, as amended by this Amendment, constitute the legally valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with the terms of this Amendment and the Credit Agreement, subject to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

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4.05    No Default or Event of Default. As of the date hereof, no event has occurred and is continuing or would result from the consummation of the amendments contemplated by this Amendment that would constitute a Default or an Event of Default.
4.06    Representations and Warranties. The representations and warranties of the Borrowers and each other Loan Party contained in the Credit Agreement or any other Loan Document, are (i) with respect to representations and warranties that contain a materiality qualification, true and correct in all respects, and (ii) with respect to representations and warranties that do not contain a materiality qualification, true and correct in all material respects, in each case, on and as of the date hereof (or if such representations and warranties expressly relate to an earlier date, as of such earlier date), and the representations and warranties contained in Sections 5.05(a) and (b) of the Credit Agreement are deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b) of the Credit Agreement, respectively.
4.07    No Borrowing Base Deficiency or NYGB Borrowing Base Deficiency. No Borrowing Base Deficiency or NYGB Borrowing Base Deficiency exists as of the date hereof.
4.08    Material Adverse Effect. No Material Adverse Effect has occurred or is continuing since the date of the last audited financial statements furnished pursuant to Section 6.01(a) of the Credit Agreement.
ARTICLE 5
CONDITIONS PRECEDENT
5.01    Conditions Precedent to Effectiveness. The amendments contained in Article 2 of this Amendment shall not be effective until the date (such date, the “Amendment Effective Date”) that the following conditions precedent have been satisfied or waived by the Unanimous Lenders:
(a)     The Administrative Agent shall have received copies of this Amendment executed by the Borrower and the Unanimous Lenders, and acknowledged by the Administrative Agent, the Collateral Agent and the L/C Issuer.
(b)     The Borrowers shall have paid all fees, costs and expenses of the Administrative Agent, the Collateral Agent, the L/C Issuer and the Lenders incurred in connection with the execution and delivery of this Amendment (including third-party fees and out-of-pocket expenses of the Lenders’, the Collateral Agent’s and the L/C Issuer’s counsel, fees of other advisors or consultants retained by

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the Administrative Agent and upfront fees owed to any Lender pursuant to the applicable fee letter, dated as of the date hereof, by and among the Borrowers and such Lender).
(c)     The Administrative Agent shall have received a certificate of a Responsible Officer of each Loan Party dated the Amendment Effective Date, in form and substance acceptable to the Administrative Agent, attaching and certifying as true, correct and complete: (i) the Organization Documents of each Loan Party (which, to the extent filed with a Governmental Authority, shall be certified as of a recent date by such Governmental Authority), (ii) the resolutions or other authorizations of the governing body of each Loan Party certified as being in full force and effect on the Amendment Effective Date, authorizing the execution, delivery and performance of this Amendment and any instruments or agreements required hereunder, (iii) a certificate of good standing, existence or its equivalent of each Loan Party certified as of a recent date by the appropriate Governmental Authority and (iv) the incumbency (including specimen signatures) of the Responsible Officers of each Loan Party.
(d)     The Administrative Agent shall have received an opinion or opinions of counsel for the Loan Parties, dated the Amendment Effective Date and addressed to the Administrative Agent and the Lenders, in form and substance acceptable to the Administrative Agent.
ARTICLE 6
GENERAL PROVISIONS
6.01    Notices. All notices and other communications given or made pursuant hereto shall be made as provided in the Credit Agreement.
6.02    Severability. In case any one or more of the provisions contained in this Amendment should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and the parties hereto shall enter into good faith negotiations to replace the invalid, illegal or unenforceable provision.
6.03    Headings. Section headings have been inserted in this Amendment as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this Amendment and shall not be used in the interpretation of any provision of this Amendment.
6.04    Governing Law. This Amendment shall be governed by and construed in accordance with the law of the State of New York.

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6.05    Counterparts. This Amendment may be signed in any number of counterparts and each counterpart shall represent a fully executed original as if signed by all of the parties listed below.
6.06    Ratification. Except as amended hereby, the Credit Agreement and the other Loan Documents remain in full force and effect.
6.07    Amended Terms. On and after the date hereof, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment. The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Lenders, the Administrative Agent, the Collateral Agent or the Arranger under, the Credit Agreement or any other Loan Document. Nothing contained in this Amendment shall be construed as a substitution or novation of the obligations of the Loan Parties outstanding under the Credit Agreement or instruments securing the same, which obligations shall remain in full force and effect, except to the extent that the terms thereof are modified by this Amendment. Nothing expressed or implied in this Amendment shall be construed as a release or other discharge of the Loan Parties from any of their obligations or liabilities under the Credit Agreement or any other Loan Document.
6.08    Loan Document. This Amendment shall constitute a Loan Document under the terms of the Credit Agreement.
6.09    Costs and Expenses; Indemnification; Reimbursement. The parties hereto agree that this Amendment is subject to the costs and expenses, indemnification, reimbursement and related provisions set forth in Section 11.04 of the Credit Agreement.
6.10    Submission to Jurisdiction; Waiver of Venue; Service of Process; Waiver of Jury Trial. The submission to jurisdiction, waiver of venue, service of process and waiver of jury trial provisions set forth in Sections 11.14(b), (c) and (d) and 11.15 of the Credit Agreement, respectively, are hereby incorporated by reference, mutatis mutandis.
6.11    Reaffirmation of Guarantees and Security Interests. Each Loan Party hereby (a) affirms and confirms its guarantees, pledges, grants and other undertakings under the Credit Agreement, the Security Agreement and the other Loan Documents to which it is a party, and (b) agrees that all guarantees, pledges, grants and other undertakings thereunder shall continue to be in full force and effect and shall accrue to the benefit of the Secured Parties, including the Unanimous Lenders.
[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

BORROWERS:	SUNRUN INC., a Delaware corporation
By:_________________________________
Name:
Title:

AEE SOLAR, INC., a California corporation
By:_________________________________
Name:
Title:

SUNRUN SOUTH LLC, a Delaware limited liability company
By:_________________________________
Name:
Title:

SUNRUN INSTALLATION SERVICES INC., a Delaware corporation
By:_________________________________
Name:
Title:

GUARANTOR:	CLEAN ENERGY EXPERTS, LLC, a California limited liability company
By:_________________________________
Name:
Title:

[Signature Page to Amendment No. 5 – Credit Agreement]

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CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent and Lender
By:_________________________________
Name:
Title:
By:_________________________________
Name:
Title:

[Signature Page to Amendment No. 5 – Credit Agreement]

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MORGAN STANLEY SENIOR FUNDING, INC., as Lender
By:_________________________________
Name:
Title:

[Signature Page to Amendment No. 5 – Credit Agreement]

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ROYAL BANK OF CANADA, as Lender
By:_________________________________
Name:
Title:

[Signature Page to Amendment No. 5 – Credit Agreement]

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KEYBANK NATIONAL ASSOCIATION, as Lender
By:_________________________________
Name:
Title:

[Signature Page to Amendment No. 5 – Credit Agreement]

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SILICON VALLEY BANK, as Collateral Agent, L/C Issuer and Lender
By:_________________________________
Name:
Title:

[Signature Page to Amendment No. 5 – Credit Agreement]

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NY GREEN BANK, a division of the New York State Energy Research & Development Authority, as Lender
By:_________________________________
Name:
Title:

[Signature Page to Amendment No. 5 – Credit Agreement]

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HOMESTREET BANK, as Lender
By:_________________________________
Name:
Title:

[Signature Page to Amendment No. 5 – Credit Agreement]

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ANNEX I
SCHEDULE 1.01(b)

Commitments and Unadjusted Applicable Percentages

Lender	Commitment	Unadjusted Applicable Percentage
Credit Suisse AG, Cayman Islands Branch	$[***]	[***] %
KeyBank National Association	$[***]	[***] %
Silicon Valley Bank	$[***]	[***] %
Morgan Stanley Senior Funding, Inc.	$[***]	[***] %
NY Green Bank	$[***]	[***] %
Royal Bank of Canada	$[***]	[***] %
HomeStreet Bank	$[***]	[***] %
Total	$[***]	100.000000000%

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ANNEX II
EXHIBIT C

TO CREDIT AGREEMENT
Form of
Compliance Certificate
Financial Statement Date: [_______,_____]

TO:	Credit Suisse AG, Cayman Islands Branch, as Administrative Agent

RE:
Credit Agreement, dated as of April 1, 2015, by and among Sunrun Inc., a Delaware corporation, AEE Solar, Inc., a California corporation, Sunrun South LLC, a Delaware limited liability company, and Sunrun Installation Services Inc., a Delaware corporation (collectively, the “Borrowers”), the Guarantors, the Lenders, Credit Suisse AG, Cayman Islands Branch, as Administrative Agent, and Silicon Valley Bank, as Collateral Agent (as amended through Amendment No. 5 thereto dated as of February 23, 2018, and as further, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”; capitalized terms used and not otherwise defined herein shall have the meaning set forth in the Credit Agreement)

DATE:	[Date]

The undersigned Responsible Officer hereby certifies as of the date hereof that [he/she] is the [_______________________] of Sunrun, and that, as such, [he/she] is authorized to execute and deliver this Compliance Certificate (this “Certificate”) to the Administrative Agent on the behalf of Sunrun and the other Loan Parties, and that:
[Use following paragraph 1 for fiscal year-end financial statements]
1.    The Loan Parties have delivered the year-end audited financial statements required by Section 6.01(a) of the Credit Agreement for the fiscal year of Sunrun ended as of the above date, together with the report and opinion of an independent certified public accountant required by Section 6.01(a) of the Credit Agreement.
[Use following paragraph 1 for fiscal quarter-end financial statements]
1.    The Loan Parties have delivered the unaudited financial statements required by Section 6.01(b) of the Credit Agreement for the fiscal quarter of Sunrun ended as of the above date, which Consolidated financial statements fairly present the financial condition, results of

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operations and cash flows of Sunrun in accordance with GAAP as of such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes.
2.    The undersigned has reviewed and is familiar with the terms of the Credit Agreement and has made, or has caused to be made under [his/her] supervision, a detailed review of the transactions and condition (financial or otherwise) of Sunrun and its Subsidiaries during the accounting period covered by such financial statements.
3.    A review of the activities of Sunrun and its Subsidiaries during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period Sunrun and each of the other Loan Parties performed and observed all their obligations under the Loan Documents, and
[select one:]
[to the best knowledge of the undersigned, during such fiscal period each of the Loan Parties performed and observed each covenant and condition of the Loan Documents applicable to it, and no Default has occurred and is continuing.]
—or—
[to the best knowledge of the undersigned, the following covenants or conditions have not been performed or observed and the following is a list of each such Default and its nature and status:]
4.    The representations and warranties of the Borrowers and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection therewith are (i) with respect to representations and warranties that contain a materiality qualification, true and correct in all respects on and as of the date hereof and (ii) with respect to representations and warranties that do not contain a materiality qualification, true and correct in all material respects on and as of the date hereof, and except that for purposes of this Compliance Certificate, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement, including the statements in connection with which this Compliance Certificate is delivered.
5.    The financial covenant analyses and information set forth on Schedule A attached hereto are true and accurate on and as of the date of this Certificate.
Delivery of an executed counterpart of a signature page of this Certificate by fax transmission or other electronic mail transmission (e.g., “pdf’ or “tiff’) shall be effective as delivery of a manually executed counterpart of this Certificate.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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SUNRUN INC., a Delaware corporation, as Borrower
By:_________________________________
Name:
Title:

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Schedule A
Financial Statement Date: [_________,___] (“Statement Date”)

to the Compliance Certificate
($ in 000’s)
I.    Section 7.11(a) — Unencumbered Liquidity

A.
Sum of the Borrowers’ cash and Cash Equivalents (determined as of the last day of each month based on the average daily balance thereof during such month) held in deposit accounts and securities accounts in which the Collateral Agent has obtained a perfected first priority Lien subject to no other Lien:    $

Compliance
The Borrowers [are] [are not] in compliance with Section 7.11(a) of the Credit Agreement as the Unencumbered Liquidity of $___________1, which has been measured as of the last day of the month ended [_____, 201_], [is][is not] greater than or equal to the minimum permitted Unencumbered Liquidity amount of $25,000,000 required as of such month end.2
II.    Section 7.11(b) — Interest Coverage Ratio

A.	Numerator (for the prior trailing 12-month period then ending on the most recent fiscal quarter end available):
	i.	Operating income (measured in accordance with GAAP) plus depreciation and amortization included in COGS	$_______
	ii.	[***] of general and administration costs (G&A, as measured in accordance with GAAP)	$_______
	iii.	[***] of sales and marketing costs (S&M, as measured in accordance with GAAP)	$_______
	iv.	[***] of research and development costs (R&D, as measured in accordance with GAAP)	$_______
	v.	Sum of Line II.A.i + Line II.A.ii + Line II.A.iii + Line II.A.iv	$_______

____________________________
1    Insert Line I.A.
2    Pursuant to Section 7.11(a), an Event of Default shall not be deemed to have occurred solely as a result of the Borrowers’ failure to maintain an Unencumbered Liquidity of at least $25,000,000 as of any month end unless its Unencumbered Liquidity is less then such amount on two consecutive measurement dates; provided that Unencumbered Liquidity shall not be less than $20,000,000 as of the last day of any month.

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B.
Denominator (for the prior trailing 12-month period then ending on the most recent fiscal quarter end available, which is to be paid in cash, in each case, of or by the Borrowers and their Subsidiaries, other than Excluded Subsidiaries, for such period of measurement):

i.
all interest, premium payments, debt discount, fees, charges and related expenses in connection with borrowed money (including capitalized interest) or in connection with the deferred purchase price of assets, in each case to the extent treated as interest in accordance with GAAP
$_______
	ii.	all interest paid or payable with respect to discontinued operations	$_______
	iii.	the portion of rent expense under Capitalized Leases that is treated as interest in accordance with GAAP	$_______
iv.
Aggregate cash Interest Charges of the Borrowers and their Subsidiaries, other than Excluded Subsidiaries (which Interest Charges shall not be determined on a Consolidated basis): Sum of Line II.B.i + Line II.B.ii + Line II.B.iii
$_______

C.	Interest Coverage Ratio (Line II.A.iii ÷ Line II.B.iv): to 1.00
Compliance
The Borrowers [are] [are not] in compliance with Section 7.11(b) of the Credit Agreement as the Interest Coverage Ratio of _____3 to 1.00 [is][is not] greater than or equal to the minimum permitted Interest Coverage Ratio of [2.00][3.00]4 to 1.00.

[III.	Section 7.11(c) - Quarter-End Liquidity[5]

A.
Sum of the Borrowers’ cash and Cash Equivalents (determined as of the last day of the most recently ended fiscal quarter based on the balances thereof on such date) held in deposit accounts and securities accounts maintained at a bank reasonably acceptable to the Administrative Agent, in which the Collateral Agent has obtained a perfected first priority Lien subject to no other Liens:

$_______
Compliance

The Borrowers [are] [are not] in compliance with Section 7.11(c) of the Credit Agreement as the Quarter-End Liquidity of $___________6, which has been measured as of the last day of the fiscal quarter ended [_____, 201_], [is][is not] greater than or equal to the minimum permitted Quarter-End Liquidity amount of $30,000,000 required as of such fiscal quarter end.]
________________________
3    Insert Line II.C.
4    Ratio of 2.00 to 1.00 required for quarters ending prior to March 31, 2018; ratio of 3:00 to 1.00 required for quarters ending on or after March 31, 2018
5    Item III concerning Quarter-End Liquidity to be included only in certificates delivered for months ending on or after March 31, 2018.
6    Insert Line III.A.

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ANNEX III
EXHIBIT E

TO CREDIT AGREEMENT
Form of
Loan Notice

TO:	Credit Suisse AG, Cayman Islands Branch, as Administrative Agent

RE:
Credit Agreement, dated as of April 1, 2015, by and among Sunrun Inc., a Delaware corporation, AEE Solar, Inc., a California corporation, Sunrun South LLC, a Delaware limited liability company, and Sunrun Installation Services Inc., a Delaware corporation (collectively, the “Borrowers”), the Guarantors, the Lenders, Credit Suisse AG, Cayman Islands Branch, as Administrative Agent, and Silicon Valley Bank, as Collateral Agent (as amended through Amendment No. 5 thereto dated as of February 23, 2018, and as further, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”; capitalized terms used and not otherwise defined herein shall have the meaning set forth in the Credit Agreement)

DATE:	[Date]

The undersigned hereby requests (select one):

☐    A Borrowing of the Revolving Loan
☐    A [conversion] or [continuation] of Revolving Loans
---
1.    On __________________ (the “Credit Extension Date”)
2.    In the amount of $__________________
3.    Comprised of: ☐    Base Rate Loans
☐    Eurodollar Rate Loans
4.    For Eurodollar Rate Loans: with an Interest Period of _____ months
5.    The Revolving Borrowing requested herein is subject to the most recently delivered Borrowing Base Certificate, dated as of ________, 20__ (the “Current Borrowing Base Certificate”).
6.    The Borrowing Base set forth in the Current Borrowing Base Certificate is $________________.
7.    The NYGB Borrowing Base set forth in the Current Borrowing Base Certificate is $_______________.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

8.    The amount of the NYGB Borrowing Base Availability as of the Credit Extension Date is $______________.
9.    The Lenders will be required to fund the Revolving Borrowing requested herein based on:
☐    Unadjusted Applicable Percentage
☐    Adjusted Applicable Percentage
10.    Below sets forth each Lender’s Applicable Percentage of the Revolving Borrowing requested herein, the amount of such Revolving Borrowing corresponding to such Applicable Percentage and the amount of such Lender’s Revolving Exposure after giving effect to such Revolving Borrowing.

Lender	[Unadjusted] [Adjusted] Applicable Percentage	Amount of Revolving Borrowing	Revolving Exposure
Credit Suisse AG, Cayman Islands Branch
Morgan Stanley Senior Funding, Inc.
~~Goldman Sachs Bank USA~~
KeyBank National Association
Silicon Valley Bank
Royal Bank of Canada
~~Comerica Bank~~
NY Green Bank
HomeStreet Bank

The Revolving Borrowing requested herein complies with the proviso to the first sentence of Section 2.01(a) and the requirements of Section 2.01(c) of the Credit Agreement.
Each of the Borrowers hereby represents and warrants that the conditions specified in Section 4.02 of the Credit Agreement shall be satisfied on and as of the Credit Extension Date.
Delivery of an executed counterpart of a signature page of this notice by fax transmission or other electronic mail transmission (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this notice.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

SUNRUN INC., a Delaware corporation, as Borrower
By:_______________________________________
Name:
Title:

AEE SOLAR, INC., a California corporation, as Borrower
By:_______________________________________
Name:
Title:
SUNRUN SOUTH LLC, a Delaware limited liability company, as Borrower
By:_______________________________________
Name:
Title:
SUNRUN INSTALLATION SERVICES INC., a Delaware corporation, as Borrower
By:_______________________________________
Name:
Title:

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

ANNEX IV
EXHIBIT F

TO CREDIT AGREEMENT
Form of
Permitted Acquisition Certificate

TO:	Credit Suisse AG, Cayman Islands Branch, as Administrative Agent

RE:
Credit Agreement, dated as of April 1, 2015, by and among Sunrun Inc., a Delaware corporation, AEE Solar, Inc., a California corporation, Sunrun South LLC, a Delaware limited liability company, and Sunrun Installation Services Inc., a Delaware corporation (collectively, the “Borrowers”), the Guarantors, the Lenders, Credit Suisse AG, Cayman Islands Branch, as Administrative Agent, and Silicon Valley Bank, as Collateral Agent (as amended through Amendment No. 5 thereto dated as of February 23, 2018, and as further, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”; capitalized terms used and not otherwise defined herein shall have the meaning set forth in the Credit Agreement)

DATE:	[Date]

[Loan Party] intends to make an Acquisition of [______] (the “Target”). The undersigned Responsible Officer of [Loan Party] hereby certifies that:
(a)    The Acquisition is an acquisition of a type of business (or assets used in a type of business) permitted to be engaged in by the Borrowers and their Subsidiaries pursuant to the terms of the Credit Agreement.
(b)    No Default or Event of Default exists or would exist after giving effect to the Acquisition.
(c)    [After giving effect to the Acquisition on a Pro Forma Basis, the Loan Parties are in compliance with (x) each of the financial covenants set forth in Section 7.11 of the Credit Agreement (as demonstrated on Schedule A attached hereto) and (y) the most recently delivered Borrowing Base Certificate.]1
(d)    The Loan Parties have complied with Sections 6.13 and 6.14 of the Credit Agreement, to the extent required to do so thereby.
________________________

[1]	Only applicable to Acquisitions with a Cost of Acquisition in excess of $15,000,000.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

(e)    [Attached hereto as Schedule B is a description of the material terms of the Acquisition (including a description of the business and the form of consideration).]2
(f)    [Attached hereto as Schedule C are the [audited financial statements] [management-prepared financial statements3] of the Target for its two most recent fiscal years] 4
(g)    [Attached hereto as Schedule D are the unaudited financial statements of the Target for any fiscal quarters ended within the fiscal year to date.]5
(j)    [The Acquisition is not a “hostile” Acquisition and has been duly authorized by the board of directors (or equivalent) and/or shareholders (or equivalent) of the applicable Loan Party and the Target, in each case where such authorization is required.]6
(k)    With respect to the Cost of Acquisition paid by the Loan Parties and their Subsidiaries for all Acquisitions made after the Closing Date and during the term of the Credit Agreement, on a fully diluted basis with respect to all such Acquisitions, the aggregate Cost of Acquisition (excluding Equity Consideration) shall not exceed $[***].

________________________

[2]	Only applicable to Acquisitions with a Cost of Acquisition in excess of $15,000,000.

[3]	Audited financial statements are to be provided unless unavailable, in which case management prepared financial statements can be provided.

[4]	Only applicable to Acquisitions with a Cost of Acquisition in excess of $15,000,000.

[5]	Only applicable to Acquisitions with a Cost of Acquisition in excess of $15,000,000.

[6]	Only applicable to Acquisitions with a Cost of Acquisition greater than or equal to $5,000,000.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Delivery of an executed counterpart of a signature page of this Certificate by fax transmission or other electronic mail transmission (e.g., “pdf’ or “tif’) shall be effective as delivery of a manually executed counterpart of this Certificate.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

SUNRUN INC., a Delaware corporation, as Borrower
By:_______________________________________
Name:
Title:

AEE SOLAR, INC., a California corporation, as Borrower
By:_______________________________________
Name:
Title:
SUNRUN SOUTH LLC, a Delaware limited liability company, as Borrower
By:_______________________________________
Name:
Title:
SUNRUN INSTALLATION SERVICES INC., a Delaware corporation, as Borrower
By:_______________________________________
Name:
Title:

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Schedule A]1
Financial Covenant Calculations
Financial Statement Date: [_____,____] (“Statement Date”)

to the Compliance Certificate
($ in 000’s)
I.    Section 7.11(a) — Unencumbered Liquidity

A.
Sum of the Borrowers’ cash and Cash Equivalents (determined as of the last day of each month based on the average daily balance thereof during such month) held in deposit accounts and securities accounts in which the Collateral Agent has obtained a perfected first priority Lien subject to no other Lien:
$________
Compliance

The Borrowers [are] [are not] in compliance with Section 7.11(a) of the Credit Agreement as the Unencumbered Liquidity of $___________2, which has been measured as of the last day of the month ended [_____, 201_], [is][is not] greater than or equal to the minimum permitted Unencumbered Liquidity amount of $25,000,000 required as of such month end.3

II. Section 7.11(b) — Interest Coverage Ratio

A.	Numerator (for the prior trailing 12-month period then ending on the most recent fiscal quarter end available):
	i.	Operating income (measured in accordance with GAAP) plus depreciation and amortization included in COGS	$___________
	ii.	[***] of general and administration costs (G&A, as measured in accordance with GAAP)	$___________
	iii.	[***] of sales and marketing costs (S&M, as measured in accordance with GAAP)	$___________
	iv.	[***] of research and development costs (R&D, as measured in accordance with GAAP)	$___________
	v.	Sum of Line II.A.i + Line II.A.ii + Line II.A.iii + Line II.A.iv	$___________
_______________________
1    Only applicable to Acquisitions with a Cost of Acquisition in excess of $5,000,000.
2    Insert Line I.A.

[3]
Pursuant to Section 7.11(a), an Event of Default shall not be deemed to have occurred solely as a result of the Borrowers’ failure to maintain an Unencumbered Liquidity of at least $25,000,000 as of any month end unless its Unencumbered Liquidity is less then such amount on two consecutive measurement dates; provided that Unencumbered Liquidity shall not be less than $20,000,000 as of the last day of any month.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

B.
Denominator (for the prior trailing 12-month period then ending on the most recent fiscal quarter end available, which is to be paid in cash, in each case, of or by the Borrowers and their Subsidiaries, other than Excluded Subsidiaries, for such period of measurement):

i.
all interest, premium payments, debt discount, fees, charges and related expenses in connection with borrowed money (including capitalized interest) or in connection with the deferred purchase price of assets, in each case to the extent treated as interest in accordance with GAAP
$___________
	ii.	all interest paid or payable with respect to discontinued operations	$___________
	iii.	the portion of rent expense under Capitalized Leases that is treated as interest in accordance with GAAP	$___________
iv.
Aggregate cash Interest Charges of the Borrowers and their Subsidiaries, other than Excluded Subsidiaries (which Interest Charges shall not be determined on a Consolidated basis): Sum of Line II.B.i + Line II.B.ii + Line II.B.iii
$___________

C.	Interest Coverage Ratio (Line II.A.iii ÷ Line II.B.iv):		______ to 1.00
Compliance

The Borrowers [are] [are not] in compliance with Section 7.11(b) of the Credit Agreement as the Interest Coverage Ratio of _____4 to 1.00 [is][is not] greater than or equal to the minimum permitted Interest Coverage Ratio of [2.00][3.00]5 to 1.00.

[III.	Section 7.11(c) - Quarter-End Liquidity[6]

A.
Sum of the Borrowers’ cash and Cash Equivalents (determined as of the last day of the most recently ended fiscal quarter based on the balances thereof on such date) held in deposit accounts and securities accounts maintained at a bank reasonably acceptable to the Administrative Agent, in which the Collateral Agent has obtained a perfected first priority Lien subject to no other Liens:
$___________
Compliance

_______________________
4    Insert Line II.C.
5    Ratio of 2.00 to 1.00 required for quarters ending prior to March 31, 2018; ratio of 3:00 to 1.00 required for quarters ending on or after March 31, 2018
6    Item III concerning Quarter-End Liquidity to be included only in certificates delivered for months ending on or after March 31, 2018.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

The Borrowers [are] [are not] in compliance with Section 7.11(c) of the Credit Agreement as the Quarter-End Liquidity of $___________7 Insert Line III.A., which has been measured as of the last day of the fiscal quarter ended [_____, 201_], [is][is not] greater than or equal to the minimum permitted Quarter-End Liquidity amount of $30,000,000 required as of such fiscal quarter end.]

_______________________
7    Insert Line III.A.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Schedule B]
Description of Material Terms

[TO BE COMPLETED BY BORROWERS]1

_______________________
1    Only applicable to Acquisitions with a Cost of Acquisition greater than or equal to $500,000.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Schedule C]
[Audited Financial Statements] [Management-Prepared Financial Statements]

[TO BE COMPLETED BY BORROWERS]1

_______________________
1    Only applicable to Acquisitions with a Cost of Acquisition in excess of $5,000,000.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Schedule D]
Consolidated Projected Income Statements

[TO BE COMPLETED BY BORROWERS]1

_______________________
1    Only applicable to Acquisitions with a Cost of Acquisition in excess of $5,000,000.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

ANNEX V
EXHIBIT P

TO CREDIT AGREEMENT
Form of
Borrowing Base Certificate

TO:	Credit Suisse AG, Cayman Islands Branch, as Administrative Agent
Silicon Valley Bank, as Collateral Agent

RE:
Credit Agreement, dated as of April 1, 2015, by and among Sunrun Inc., a Delaware corporation, AEE Solar, Inc., a California corporation, Sunrun South LLC, a Delaware limited liability company, and Sunrun Installation Services Inc., a Delaware corporation (collectively, the “Borrowers”), the Guarantors, the Lenders, Credit Suisse AG, Cayman Islands Branch, as Administrative Agent, and Silicon Valley Bank, as Collateral Agent (as amended through Amendment No. 5 thereto dated as of February 23, 2018, and as further, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”; capitalized terms used and not otherwise defined herein shall have the meaning set forth in the Credit Agreement)

DATE:	[Date]

This Borrowing Base Certificate (this “Certificate”) is submitted pursuant to Section 6.02(m) of the Credit Agreement. Pursuant to the Collateral Documents, the Collateral Agent has been granted a security interest in all of the Collateral referred to in this Certificate and has a valid perfected first priority security interest in the Collateral, subject to Permitted Liens. The undersigned certifies as follows:

1.	Exhibit A-1 attached hereto sets forth a true and accurate calculation of the Borrowing Base as of the close of business for the fiscal month ended [_____], 20[__].

2.	Exhibit A-2 attached hereto sets forth a true and accurate calculation of the NYGB Borrowing Base as of the close of business for the fiscal month ended [_____], 20[__].

3.	Attached hereto as Exhibit B-1 is a Back-Log Spreadsheet for the Project Back-Log relating to all Projects as of the close of business for the fiscal month ended [_____], 20[__].

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

4.	Attached hereto as Exhibit B-2 is a Back-Log Spreadsheet for the Project Back-Log relating to NY Projects as of the close of business for the fiscal month ended [_____], 20[__].

5.	Attached hereto as Exhibit C is a Take-Out Spreadsheet as of the close of business for the fiscal month ended [_____], 20[__].

6.	The following is true and accurate as of the close of business for the fiscal month ended [_____], 20[__].

(a) Borrowing Base	$__________
(b) Facility	$__________
(c) Aggregate Outstanding Amount of Revolving Loans	$__________
(d) Aggregate Outstanding Amount of L/C Obligations	$__________
(e) Sum of Item (c) plus Item (d)	$__________
(f) Difference of Item (b) minus Item (e)	$__________
(g) Borrowing Availability (lesser of Item (a) and Item (f))	$__________

7.	The following is true and accurate as of the close of business for the fiscal month ended [_____], 20[__].

(a) NYGB Borrowing Base	$__________
(b) NYGB’s Revolving Exposure	$__________
(c) NYGB Borrowing Base Availability (difference of Item (a) minus Item (b))	$__________

8.	The following Revolving Exposure of each Lender is true and accurate as of the close of business for the fiscal month ended [_____], 20[__].

(a) Credit Suisse AG, Cayman Islands Branch	$__________
(b) Morgan Stanley Senior Funding, Inc.	$__________
~~(c) Goldman Sachs Bank USA~~	~~$__________~~
(c~~d~~) KeyBank National Association	$__________
(d~~e~~) Silicon Valley Bank	$__________
(e~~f~~) Royal Bank of Canada	$__________
~~(g) Comerica Bank~~	~~$__________~~
(f~~h~~) NY Green Bank	$__________
(g) HomeStreet Bank	$__________

9.	[A Borrowing Base Deficiency exists in an amount [in excess of] [equal to] [less than] twenty percent (20%) of the Borrowing Base, as set forth below.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

(a) Difference of Item (e) minus Item (a)	$__________
(b) Product of 20% and Item (a)	$__________] [24]

10.
[As of the close of business for the fiscal month ended [_____], 20[__], the Borrowers have $[_________] in unrestricted cash and deposit account balances with respect to which the Collateral Agent has obtained a perfected first priority Lien subject to no other Liens.]

11.
As of the close of business for the fiscal month ended [______], 20[__], (i) megawatts installed were [__________], (ii) megawatts added were [____________], (iii) net megawatts backlog was [__________], and (iv) megawatts terminated were [_________].

12.	As of the close of business for the fiscal month ended [______], 20[__], the Unencumbered Liquidity was $[________].

13.	As of the close of business for the fiscal quarter ended [______], 20[__], the Quarter-End Liquidity was $[________].

14.
Attached hereto as Exhibit D is a listing, as of the close of business for the fiscal month ended [_____], 20[__], of any contracts that have become ineligible for Tranching under any open Tax Equity Partnership (including the number, face value and reasons for rejection).

15.	As of the closing of business for the fiscal month ended [_____], 20[__], no Default or Event of Default has occurred or is continuing.
Delivery of an executed counterpart of a signature page of this Certificate by fax transmission or other electronic mail transmission (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Certificate.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

_______________________
24    Only applicable if Item (e) is greater than Item (a).

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

SUNRUN INC., a Delaware corporation, as Borrower
By: _______________________________________
Name: _____________________________________
Title: ______________________________________

AEE SOLAR, INC., a California corporation, as Borrower
By: _______________________________________
Name: _____________________________________
Title: ______________________________________
SUNRUN SOUTH LLC, a Delaware limited liability company, as Borrower
By: _______________________________________
Name: _____________________________________
Title: ______________________________________
SUNRUN INSTALLATION SERVICES INC., a Delaware corporation, as Borrower
By: _______________________________________
Name: _____________________________________
Title: ______________________________________

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Exhibit A-1
CALCULATION OF THE BORROWING BASE

1.	Eligible Project Back-Log (appraised fair market value) (see Attachment 1 hereto)	$_____________
2.	Product of [***] and Item 1	$_____________
3.	Eligible Take-Out (see Attachment 2 hereto)	$_____________
4.	Backlever Financing required to collateralize Item 10	$_____________
5.	Difference of Item 3 minus Item 4	$_____________
6.	Product of [***] and Item 5	$_____________
7.	Net Retained Value	$_____________
8.	Product of [***] and Item 7	$_____________
9.	Least of Item 2, Item 6 and Item 8	$_____________
10.	Committed but undrawn Backlever Financing proceeds for Projects that have been sold or contributed to a Project Fund or a Tax Equity Investor (and removed from Eligible Project Back-Log in Item 1)	$_____________
11.	Product of [***] and Item 10	$_____________
12.	Eligible Hawaii Tax Credit Receivables expected to be received on Projects that have achieved Milestone One	$_____________
13.	Product of [***] and Item 12[26]	$_____________
14.	Eligible Customer Upfront Payment Receivables expected to be received on Projects that have achieved Milestone One	$_____________
15.	Product of [***] and Item 14	$_____________
16.	Estimated final sale value of direct cash sale Projects in the Project Back-Log	$_____________
17.	Product of [***] and Item 16	$_____________
18.	Eligible Trade Accounts of AEE and SIS	$_____________
19.	Product of [***] and Item 18	$_____________
20.	Eligible Inventory for sale to third parties held by AEE	$_____________
21.	Product of [***] and Item 20[27]	$_____________
22.	Borrowing Base (sum of Item 9 plus Item 11 plus Item 13 plus Item 15 plus Item 17 plus Item 19 plus Item 21)	$_____________

________________________
26 Up to a maximum of $40,000,000.

27 Up to a maximum of $40,000,000.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

ATTACHMENT 1

CALCULATION OF ELIGIBLE PROJECT BACK-LOG

1.	Project Back-Log for all Projects (see Back-Log Spreadsheet attached as Exhibit B-1)		$__________
	1(a). Terminated contracts for Projects	$__________
	1(b). Cash sale Projects	$__________
2.
An incremental % of Projects for which the period of time during which the applicable customer can terminate the Host Customer Agreement has not yet expired, which incremental % shall be equal to the % which, when combined with the cancelled Projects previously excluded from the Project Backlog, would result in an overall cancellation rate of [***] % of the total value of Projects that have achieved Sunrun Sign-Off over the prior twelve (12) months
$__________
3.	Projects which are purchased in cash by a customer (to the extent included in Project Back-Log)		$__________
4.	Projects which are subject to any Lien other than (i) Liens in favor of the Collateral Agent and (ii) Liens thereon permitted under Section 7.01 of the Credit Agreement		$__________
5.
Projects in which any Person other than a Loan Party shall have any ownership interest or any other interest or title, other than (i) any such interest or title of any customer pursuant to the Host Customer Agreement related thereto and (ii) Liens thereon permitted under Section 7.01 of the Credit Agreement
$__________
6.	Projects that are not Tax Credit Eligible Projects		$__________
7.
Projects the PV Systems related to which use solar photovoltaic panels or inverters that were obtained from, or are a product of, a manufacturer that has not been approved by any Tax Equity Investor or provider of Backlever Financing
$__________
8.	Projects located in a state or locality that has not been approved by any Tax Equity Investor or provider of Backlever Financing		$__________
9.	Projects for which any manufacturer’s warranty related to the photovoltaic panels and inverters related thereto is not in full force or effect or cannot be enforced by a Loan Party		$__________
10.	Inactive Projects		$__________
11.	To the extent applicable, Projects specifically identified to be Tranched in order to cure the True-Up Liability		$__________
12.	Projects which have been identified for Tranching using Available Take-Out which is not Eligible Take-Out		$__________
13.	Sum of Item 2 through Item 12		$__________
14.	Eligible Project Back-Log (difference of Item 1 minus Item 13)		$__________

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

ATTACHMENT 2

CALCULATION OF ELIGIBLE TAKE-OUT

1.	The aggregate amount of each Tax Equity Investor’s undrawn Tax Equity Commitment plus all drawn but unused amounts under such Tax Equity Commitment (see Take-Out Spreadsheet)	$_____________
2.	The aggregate amount of committed and undrawn Backlever Financing (see Take-Out Spreadsheet)	$_____________
3.	The aggregate amount of committed and undrawn financings acceptable to the Collateral Agent and the Required Lenders (and not otherwise covered by Items 1 and 2) (see Take-Out Spreadsheet)	$_____________
4.	Sum of Item 1 through Item 3	$_____________
5.
The aggregate amount of Available Take-Out provided by any Person (i) that has provided written notice that it disputes its obligation to fund such Available Take-Out, (ii) that generally made statements that it is unable to satisfy its funding obligations, or (iii) for which any Person may have any valid and asserted claim, demand, or liability whether by action, suit, counterclaim or otherwise against such Available Take-Out
$_____________
6.	The aggregate amount of Available Take-Out provided by a Person who is the subject of any action or proceeding of a type described in Section 8.01(f) of the Credit Agreement	$_____________
7.
The aggregate amount of set-off with respect to any Available Take-Out provided by a Person who has the right of offset with respect to any amounts owed to such Person by any Borrower or its Subsidiaries
$_____________

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

8.
The aggregate amount of any Available Take-Out with respect to which a Loan Party or any Subsidiary has given or received formal written notice that a default or event of default has occurred and is continuing under the documents governing the applicable Tax Equity Commitments or Backlever Financing, or has knowledge of the occurrence and continuation of such default or event of default but has not given such formal written notice; provided that this amount shall not include such Available Take-Out to the extent that (x) any default that has not become an event of default thereunder has been cured within the applicable cure period thereunder and (y) no Material Adverse Effect has resulted from such default; and provided, further, that this amount shall include such Available Take-Out solely to the extent that the Tax Equity Investor or the provider of Backlever Financing would, as a result of the continuation of such default or event of default, have the right to cease funding (unless such right to cease funding has been waived)
$_____________
9.	Sum of Item 5 through Item 8	$_____________
10.	Eligible Take-Out (difference of Item 4 minus Item 9)	$_____________

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Exhibit A-2
CALCULATION OF THE NYGB BORROWING BASE

1.	Project Back-Log for NY Projects (see Back-Log Spreadsheet attached as Exhibit B-2)		$_________
	1(a). Terminated contracts for NY Projects	$_________
	1(b). Cash sale NY Projects	$_________
2.
An incremental % of NY Projects for which the period of time during which the applicable customer can terminate the Host Customer Agreement has not yet expired, which incremental % shall be equal to the % which, when combined with the cancelled NY Projects previously excluded from the Project Backlog, would result in an overall cancellation rate of [***] % of the total value of NY Projects that have achieved Sunrun Sign-Off over the prior twelve (12) months
$_________
3.	NY Projects which are purchased in cash by a customer (to the extent included in Project Back-Log)		$_________
4.	NY Projects which are subject to any Lien other than (i) Liens in favor of the Collateral Agent and (ii) Liens thereon permitted under Section 7.01 of the Credit Agreement		$_________
5.
NY Projects in which any Person other than a Loan Party shall have any ownership interest or any other interest or title, other than (i) any such interest or title of any customer pursuant to the Host Customer Agreement related thereto and (ii) Liens thereon permitted under Section 7.01 of the Credit Agreement
$_________
6.	NY Projects that are not Tax Credit Eligible Projects		$_________
7.
NY Projects the PV Systems related to which use solar photovoltaic panels or inverters that were obtained from, or are a product of, a manufacturer that has not been approved by any Tax Equity Investor or provider of Backlever Financing
$_________
8.	NY Projects located in a state or locality that has not been approved by any Tax Equity Investor or provider of Backlever Financing		$_________
9.	NY Projects for which any manufacturer’s warranty related to the photovoltaic panels and inverters related thereto is not in full force or effect or cannot be enforced by a Loan Party		$_________
10.	NY Projects that are Inactive Projects		$_________
11.	To the extent applicable, NY Projects specifically identified to be Tranched in order to cure the True-Up Liability		$_________
12.	NY Projects which have been identified for Tranching using Available Take-Out which is not Eligible Take-Out		$_________
13.	Sum of Item 2 through Item 12		$_________
14.	NYGB Borrowing Base (difference of Item 1 minus Item 13)		$_________

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Exhibit B-1
Form of
Back-Log Spreadsheet

Project Back-Log for all Projects
Total PV System Size (in kW)	Average PV System FMV (in $/W)[1]	Total PV System Value (in $)

1 - Insert amount as determined by the definition of PV System Value in the Credit Agreement

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Exhibit B-2
Form of
Back-Log Spreadsheet

Project Back-Log for NY Projects
Total PV System Size of NY Projects (in kW)	Average PV System FMV of NY Projects (in $/W)[1]	Total PV System Value for NY Projects (in $)

1 - Insert amount as determined by the definition of PV System Value in the Credit Agreement

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Exhibit C
Form of
Take-Out Spreadsheet
Available Take-Out

Fund	Investor / Backlever Financing Provider	Close Date	Commitment Amount	Total Investor Contributions	Total Unused Contributions	Remaining Undrawn Commitment

Total

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Exhibit D
[Listing of any contracts that have become ineligible for Tranching under any open Tax Equity Partnership (including the number, face value and reasons for rejection)]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

ANNEX VI
EXHIBIT S

TO CREDIT AGREEMENT
Form of
Financial Covenants Certificate

TO:	Credit Suisse AG, Cayman Islands Branch, as Administrative Agent

RE:
Credit Agreement, dated as of April 1, 2015, by and among Sunrun Inc., a Delaware corporation, AEE Solar, Inc., a California corporation, Sunrun South LLC, a Delaware limited liability company, and Sunrun Installation Services Inc., a Delaware corporation (collectively, the “Borrowers”), the Guarantors, the Lenders, Credit Suisse AG, Cayman Islands Branch, as Administrative Agent, and Silicon Valley Bank, as Collateral Agent (as amended through Amendment No. 5 thereto dated as of February 23, 2018, and as further, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”; capitalized terms used and not otherwise defined herein shall have the meaning set forth in the Credit Agreement)

DATE:	[Date]

The undersigned Responsible Officer of the Borrowers hereby certifies as follows:

I. Section 7.11(a) — Unencumbered Liquidity
A. Sum of the Borrowers’ cash and Cash Equivalents (determined as of the last day of each month based on the average daily balance thereof during such month) held in deposit accounts and securities accounts in which the Collateral Agent has obtained a perfected first priority Lien subject to no other Lien:
$
Compliance

The Borrowers [are] [are not] in compliance with Section 7.11(a) of the Credit Agreement as the Unencumbered Liquidity of $___________1, which has been measured as of the last day of the month ended [_____, 201_], [is][is not] greater than or equal to the minimum permitted Unencumbered Liquidity amount of $25,000,000
________________________

[1]	Insert Line I.A.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

required as of such month end.2
II. Section 7.11(b) — Interest Coverage Ratio

A.	Numerator (for the prior trailing 12-month period then ending on the most recent fiscal quarter end available):
	i	Operating income (measured in accordance with GAAP) plus depreciation and amortization included in COGS	$________________
	ii.	[***] of general and administration costs (G&A, as measured in accordance with GAAP)	$________________
	iii.	[***] of sales and marketing costs (S&M, as measured in accordance with GAAP)	$________________
	iv.	[***] of research and development costs (R&D, as measured in accordance with GAAP)	$________________
	v.	Sum of Line II.A.i + Line II.A.ii + Line II.A.iii + Line II.A.iv	$________________

B.
Denominator (for the prior trailing 12-month period then ending on the most recent fiscal quarter end available, which is to be paid in cash, in each case, of or by the Borrowers and their Subsidiaries, other than Excluded Subsidiaries, for such period of measurement):

i.
all interest, premium payments, debt discount, fees, charges and related expenses in connection with borrowed money (including capitalized interest) or in connection with the deferred purchase price of assets, in each case to the extent treated as interest in accordance with GAAP
$________________
	ii.	all interest paid or payable with respect to discontinued operations	$________________
	iii.	the portion of rent expense under Capitalized Leases that is treated as interest in accordance with GAAP	$________________
iv.
Aggregate cash Interest Charges of the Borrowers and their Subsidiaries, other than Excluded Subsidiaries (which Interest Charges shall not be determined on a Consolidated basis): Sum of Line II.B.i + Line II.B.ii + Line II.B.iii
$________________

C.	Interest Coverage Ratio (Line II.A.iii ÷ Line II.B.iv): __to 1.00
Compliance

The Borrowers [are] [are not] in compliance with Section 7.11(b) of the Credit Agreement as the Interest Coverage Ratio of_____[3] to 1.00 [is][is not] greater than or equal to the minimum permitted Interest Coverage Ratio of [2.00][3.00][4] to 1.00.

_________________________

[2]
Pursuant to Section 7.11(a), an Event of Default shall not be deemed to have occurred solely as a result of the Borrowers’ failure to maintain an Unencumbered Liquidity of at least $25,000,000 as of any month end unless its Unencumbered Liquidity is less then such amount on two consecutive measurement dates; provided that Unencumbered Liquidity shall not be less than $20,000,000 as of the last day of any month.

[3]	Insert Line II.C.

[4]	Ratio of 2.00 to 1.00 required for quarters ending prior to March 31, 2018; ratio of 3:00 to 1.00 required for quarters ending on or after March 31, 2018

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[III. Section 7.11(c) - Quarter-End Liquidity5

A.
Sum of the Borrowers’ cash and Cash Equivalents (determined as of the last day of the most recently ended fiscal quarter based on the balances thereof on such date) held in deposit accounts and securities accounts maintained at a bank reasonably acceptable to the Administrative Agent, in which the Collateral Agent has obtained a perfected first priority Lien subject to no other Liens:
$_____________

Compliance

The Borrowers [are] [are not] in compliance with Section 7.11(c) of the Credit Agreement as the Quarter-End Liquidity of $___________[6] Insert Line III.A., which has been measured as of the last day of the fiscal quarter ended [_____, 201_], [is][is not] greater than or equal to the minimum permitted Quarter-End Liquidity amount of $30,000,000 required as of such fiscal quarter end.]

Delivery of an executed counterpart of a signature page of this Certificate by fax transmission or other electronic mail transmission (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Certificate.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

_________________________

[5]	Item III concerning Quarter-End Liquidity to be included only in certificates delivered for months ending on or after March 31, 2018.

[6]	Insert Line III.A.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

SUNRUN INC., a Delaware corporation, as Borrower
By: _____________________________________
Name: ___________________________________
Title: ____________________________________

AEE SOLAR, INC., a California corporation, as Borrower
By: _____________________________________
Name: ___________________________________
Title: ____________________________________
SUNRUN SOUTH LLC, a Delaware limited liability company, as Borrower
By: _____________________________________
Name: ___________________________________
Title: ____________________________________
SUNRUN INSTALLATION SERVICES INC., a Delaware corporation, as Borrower
By: _____________________________________
Name: ___________________________________
Title: ____________________________________

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

ANNEX VII
EXHIBIT T

TO CREDIT AGREEMENT
Form of
Letter of Credit Notice

TO:	Credit Suisse AG, Cayman Islands Branch, as Administrative Agent

RE:
Credit Agreement, dated as of April 1, 2015, by and among Sunrun Inc., a Delaware corporation, AEE Solar, Inc., a California corporation, Sunrun South LLC, a Delaware limited liability company, and Sunrun Installation Services Inc., a Delaware corporation (collectively, the “Borrowers”), the Guarantors, the Lenders, Credit Suisse AG, Cayman Islands Branch, as Administrative Agent, and Silicon Valley Bank, as Collateral Agent (as amended through Amendment No. 5 thereto dated as of February 23, 2018, and as further, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”; capitalized terms used and not otherwise defined herein shall have the meaning set forth in the Credit Agreement)

DATE:	[Date]

The undersigned hereby requests (select one):

☐    An issuance of a Letter of Credit for the benefit of _______________, located at __________________.
☐    An increase to the stated amount of the Letter of Credit issued on _________, 20__ , for the benefit of _________________, located at ___________________ (the “Letter of Credit Increase”).1
---
1.    On __________________ (the “Credit Extension Date”)
2.    [In the amount of $________________]
[In the amount of $________________, increasing the stated amount of the Letter of Credit described herein to $________________]
_______________________
1    The Lenders’ Applicable Percentages with respect to the Lenders’ risk participation in a Letter of Credit shall be recalculated at the time of any L/C Credit Extension that increases the amount of such Letter of Credit based on the amount of the Letter of Credit as so increased.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

3.    With an expiry date of _________, 20__
(a)    If the Letter of Credit described herein is to be an Auto-Extension Letter of Credit, the latest expiry date will be __________, 20__
4.    For the purpose of __________________________________________
5.    The [Letter of Credit] [Letter of Credit Increase] requested herein is subject to the most recently delivered Borrowing Base Certificate, dated as of ________, 20__ (the “Current Borrowing Base Certificate”).
6.    The Borrowing Base set forth in the Current Borrowing Base Certificate is $________________.
7.    The NYGB Borrowing Base set forth in the Current Borrowing Base Certificate is $_______________.
8.    The amount of the NYGB Borrowing Base Availability as of the Credit Extension Date is $______________.
9.    The Lenders will be required to purchase their respective participation in the Letter of Credit described herein based on:
☐    Unadjusted Applicable Percentage

☐    Adjusted Applicable Percentage
10.    Below sets forth each Lender’s Applicable Percentage of the Letter of Credit described herein, the amount of the participation in such Letter of Credit corresponding to such Applicable Percentage and the amount of such Lender’s Revolving Exposure, in each case, after giving effect to the [issuance of such Letter of Credit] [Letter of Credit Increase].

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Lender	[Unadjusted] [Adjusted] Applicable Percentage	Amount of Participation in Letter of Credit	Revolving Exposure
Credit Suisse AG, Cayman Islands Branch
Morgan Stanley Senior Funding, Inc.
~~Goldman Sachs Bank USA~~
KeyBank National Association
Silicon Valley Bank
Royal Bank of Canada
~~Comerica Bank~~
NY Green Bank
HomeStreet Bank

The Letter of Credit Application related to the [Letter of Credit] [Letter of Credit Increase] requested herein is attached hereto as Exhibit A.
The [Letter of Credit] [Letter of Credit Increase] requested herein complies with the proviso to the first sentence of Section 2.03(a)(i) and the requirements of Section 2.01(c) of the Credit Agreement.
Each of the Borrowers hereby represents and warrants that the conditions specified in Section 4.02 of the Credit Agreement shall be satisfied on and as of the Credit Extension Date.
Delivery of an executed counterpart of a signature page of this notice by fax transmission or other electronic mail transmission (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this notice.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

SUNRUN INC., a Delaware corporation, as Borrower
By: _______________________________________
Name: _____________________________________
Title: ______________________________________

AEE SOLAR, INC., a California corporation, as Borrower
By: _______________________________________
Name: _____________________________________
Title: ______________________________________
SUNRUN SOUTH LLC, a Delaware limited liability company, as Borrower
By: _______________________________________
Name: _____________________________________
Title: ______________________________________
SUNRUN INSTALLATION SERVICES INC., a Delaware corporation, as Borrower
By: _______________________________________
Name: _____________________________________
Title: ______________________________________

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Exhibit A
[Letter of Credit Application]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.